POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, the undersigned trustees of Harbor Funds, hereby constitute and appoint Charles F. McCain, Kristof M. Gleich, Gregg D. Boland, Anmarie S. Kolinski, Erik D. Ojala, Diana R. Podgorny, Jodie L. Crotteau, Lana M. Lewandowski, Lora A. Kmieciak and John M. Paral, and each of them acting singly, to be our true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for us, in our names and in our capacity as trustees of Harbor Funds: (i) any Registration Statement on Form N-1A or Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by Harbor Funds, (ii) any application, notice or other filings with the Securities and Exchange Commission or any state securities commission or foreign country regulatory body and filed by or with respect to Harbor Funds, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in our names and on behalf of us in our capacity as trustees to enable Harbor Funds to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the laws of any state securities commission or foreign country regulatory body, hereby ratifying and confirming our signatures as they may from this date forward be signed by said attorneys or each of them to any and all Registration Statements and amendments to said Registration Statement.

By executing this power of attorney, we are hereby revoking any and all previous powers of attorney that were in affect prior to the date set forth below.

IN WITNESS WHEREOF, we have hereunder set our hands on this day, February 16, 2021.

/s/ Scott Amero	/s/ Robert Kasdin
Scott M. Amero as Trustee and not individually	Robert Kasdin as Trustee and not individually

/s/ Donna Dean	/s/ Kathryn Quirk
Donna J. Dean as Trustee and not individually	Kathryn L. Quirk as Trustee and not individually

/s/ Randall Hack	/s/ Douglas Skinner
Randall A. Hack as Trustee and not individually	Douglas J. Skinner as Trustee and not individually

/s/ Ann Spruill
Ann M. Spruill as Trustee and not individually